                                                                    EXHIBIT 99.3

CONSECO 2001-D
CLASS M-1
35% RECOVERY
125% PPC
6 MONTH LAG

DISCOUNT MARGIN

==================================================================================================
                 2% CDR       4% CDR      6% CDR      8% CDR      10% CDR      12% CDR  12.30% CDR
--------------------------------------------------------------------------------------------------
Price             Yield        Yield       Yield       Yield        Yield        Yield       Yield
--------------------------------------------------------------------------------------------------
99-24             0.950        0.948       0.950       0.947        0.943        0.936       0.857
99-25             0.944        0.942       0.943       0.941        0.937        0.931       0.853
99-26             0.938        0.936       0.937       0.935        0.932        0.927       0.849
99-27             0.931        0.930       0.931       0.929        0.927        0.922       0.844
99-28             0.925        0.924       0.925       0.923        0.921        0.918       0.840
99-29             0.919        0.918       0.919       0.918        0.916        0.913       0.836
99-30             0.913        0.912       0.912       0.912        0.911        0.909       0.832
99-31             0.906        0.906       0.906       0.906        0.905        0.905       0.827
100-00            0.900        0.900       0.900       0.900        0.900        0.900       0.823
100-01            0.894        0.894       0.894       0.894        0.895        0.896       0.819
100-02            0.888        0.888       0.888       0.888        0.889        0.891       0.815
100-03            0.881        0.882       0.881       0.883        0.884        0.887       0.810
100-04            0.875        0.876       0.875       0.877        0.879        0.882       0.806
100-05            0.869        0.870       0.869       0.871        0.874        0.878       0.802
100-06            0.863        0.864       0.863       0.865        0.868        0.873       0.798
100-07            0.856        0.859       0.857       0.859        0.863        0.869       0.794
100-08            0.850        0.853       0.851       0.853        0.858        0.864       0.789
--------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

CONSECO 2001-D
CLASS M-1
50% RECOVERY
125% PPC
6 MONTH LAG

DISCOUNT MARGIN

=======================================================================================================================
             2% CDR       4% CDR      6% CDR      8% CDR      10% CDR     12% CDR      14% CDR     15% CDR   15.80% CDR
-----------------------------------------------------------------------------------------------------------------------
Price         Yield        Yield       Yield       Yield        Yield       Yield        Yield       Yield        Yield
-----------------------------------------------------------------------------------------------------------------------
99-24         0.950        0.952       0.950       0.950        0.949       0.946        0.942       0.940        0.889
99-25         0.944        0.945       0.944       0.944        0.943       0.940        0.937       0.935        0.885
99-26         0.938        0.939       0.938       0.937        0.937       0.935        0.932       0.930        0.880
99-27         0.931        0.932       0.931       0.931        0.931       0.929        0.927       0.925        0.876
99-28         0.925        0.926       0.925       0.925        0.924       0.923        0.921       0.920        0.871
99-29         0.919        0.919       0.919       0.919        0.918       0.917        0.916       0.915        0.867
99-30         0.913        0.913       0.913       0.913        0.912       0.912        0.911       0.910        0.862
99-31         0.906        0.907       0.906       0.906        0.906       0.906        0.905       0.905        0.858
100-00        0.900        0.900       0.900       0.900        0.900       0.900        0.900       0.900        0.853
100-01        0.894        0.894       0.894       0.894        0.894       0.894        0.895       0.895        0.848
100-02        0.888        0.887       0.888       0.888        0.888       0.889        0.889       0.890        0.844
100-03        0.881        0.881       0.881       0.881        0.882       0.883        0.884       0.885        0.839
100-04        0.875        0.874       0.875       0.875        0.876       0.877        0.879       0.880        0.835
100-05        0.869        0.868       0.869       0.869        0.870       0.871        0.874       0.875        0.830
100-06        0.863        0.861       0.863       0.863        0.863       0.866        0.868       0.870        0.826
100-07        0.856        0.855       0.856       0.857        0.857       0.860        0.863       0.865        0.821
100-08        0.850        0.849       0.850       0.850        0.851       0.854        0.858       0.860        0.817
-----------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

CONSECO 2001-D
CLASS M-2
35% RECOVERY
125% PPC
6 MONTH LAG

DISCOUNT MARGIN

==========================================================================================
                   2% CDR       4% CDR      6% CDR      8% CDR       9% CDR      9.75% CDR
------------------------------------------------------------------------------------------
Price               Yield        Yield       Yield       Yield        Yield          Yield
------------------------------------------------------------------------------------------
99-24               1.452        1.440       1.442       1.438        1.435          1.323
99-25               1.445        1.435       1.437       1.433        1.430          1.319
99-26               1.439        1.430       1.432       1.429        1.426          1.315
99-27               1.432        1.425       1.426       1.424        1.422          1.311
99-28               1.426        1.420       1.421       1.419        1.417          1.307
99-29               1.419        1.415       1.416       1.414        1.413          1.303
99-30               1.413        1.410       1.411       1.410        1.409          1.299
99-31               1.407        1.405       1.405       1.405        1.404          1.296
100-00              1.400        1.400       1.400       1.400        1.400          1.292
100-01              1.394        1.395       1.395       1.395        1.396          1.288
100-02              1.387        1.390       1.390       1.391        1.391          1.284
100-03              1.381        1.385       1.384       1.386        1.387          1.280
100-04              1.374        1.380       1.379       1.381        1.383          1.276
100-05              1.368        1.375       1.374       1.376        1.378          1.273
100-06              1.361        1.370       1.369       1.372        1.374          1.269
100-07              1.355        1.365       1.363       1.367        1.370          1.265
100-08              1.348        1.360       1.358       1.362        1.365          1.261
------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

CONSECO 2001-D
CLASS M-2
50% RECOVERY
125% PPC
6 MONTH LAG

DISCOUNT MARGIN

======================================================================================================
                2% CDR       4% CDR      6% CDR      8% CDR      10% CDR       12% CDR      12.30% CDR
------------------------------------------------------------------------------------------------------
Price            Yield        Yield       Yield       Yield        Yield         Yield           Yield
------------------------------------------------------------------------------------------------------
99-24            1.452        1.454       1.442       1.442        1.440         1.434           1.429
99-25            1.445        1.447       1.437       1.436        1.435         1.430           1.425
99-26            1.439        1.441       1.432       1.431        1.430         1.426           1.421
99-27            1.432        1.434       1.426       1.426        1.425         1.421           1.417
99-28            1.426        1.427       1.421       1.421        1.420         1.417           1.413
99-29            1.419        1.420       1.416       1.416        1.415         1.413           1.409
99-30            1.413        1.414       1.411       1.410        1.410         1.409           1.405
99-31            1.407        1.407       1.405       1.405        1.405         1.404           1.401
100-00           1.400        1.400       1.400       1.400        1.400         1.400           1.397
100-01           1.394        1.393       1.395       1.395        1.395         1.396           1.393
100-02           1.387        1.387       1.389       1.390        1.390         1.392           1.389
100-03           1.381        1.380       1.384       1.384        1.385         1.387           1.385
100-04           1.374        1.373       1.379       1.379        1.380         1.383           1.381
100-05           1.368        1.366       1.374       1.374        1.375         1.379           1.376
100-06           1.361        1.360       1.368       1.369        1.370         1.374           1.372
100-07           1.355        1.353       1.363       1.364        1.365         1.370           1.368
100-08           1.348        1.346       1.358       1.359        1.360         1.366           1.364
------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).